SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2005

BELDEN & BLAKE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	0-20100	34-1686642

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Stoneham Road, North Canton, Ohio		44720

(Address of principal executive offices)		(Zip Code)

(330) 499-1660

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On January 26, 2005, Richard R. Hoffman, Senior Vice President of Operations and R. Mark Hackett, Senior Vice President of Geoscience and Engineering resigned as officers of Belden & Blake Corporation in mutual agreements with the company. The effective date of their departure will be February 11, 2005.

     We expect to record a charge of approximately $500,000 in the first quarter of 2005 in connection with the departures.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 1, 2005	BELDEN & BLAKE CORPORATION (Registrant)

By: /s/ Robert W. Peshek.

Robert W. Peshek, Senior Vice President
and Chief Financial Officer